                                                                   EXHIBIT 10.4
EDUCATION SERVICE CENTER 1


Estimated Value of Contract: $525,000


Scope of Contract: Provider of cabling and Network supplies.

1900 WEST SCHUNIOR EDINBURG TEXAS 78539
210/3S3-5611 FAX210/383-3524


August 25, 1997


To: Vendor Addressed

From: Paul Hylander

Subject: Cabling RFP

The Region One Education Service Center Board of Directors awarded one year contacts to successful RFP respondents in August 20, 1997. Districts participating in the Region One Technology Cooperative will be able to use the services of the companied that were awarded contracts until August 31,
1998

Attached you will find a list of vendors that were awarded one year contract to provide cabling services for the Region One Technology Cooperative. You will need to send each school district 2 copies of your cabling RFP proposals in order that you can provide for them. One copy of your RFP needs to be sent to District Business Manager and one copy needs to be sent to the District Technology Coordinator.

School districts will develop cabling specifications for projects within their districts. Vendors from the approved list can be contacted in order to determine who can provide the best service at the best price.

Please contact me at 956-383-5611 if you have any questions about the bid awards.

RFP Cable Installation Summary


Overview

Requests for cabling RFP's are designed to give each district with the maximum flexibility when installing a local area network (LAN). This flexibility enables districts to choose a vendor that best meets their cabling needs in the areas Of purchasing supplies and equipment, labor costs, and costs of a turn key solution.

The RFP was designed around five scenarios for various types of Internet connectivity. These included:

 Administrative Offices (10 drops)

 Computer Lab (30 drops)

 Library (12 drops)

 Classrooms (80 drops)

 Total Campus (132 (Drops)

Each vendor must be able to meet or exceed the LAN cabling standards found in Appendix A of the RFP as well as meet the general and specific specifications of the RFP.

School districts will need to write their own cabling specifications for specific projects and vendors must be able to comply with all requirements of the districts and the RFP Districts will be able to negotiate the best deal from the approved vendor list that best meets the needs of the district.


Approved Vendors for Cabling and Equipment/Supplies
August 20, 1997-August 31, 1998

 Vendor

Micro Media Solutions
D'Tcl Communication
ATE Telecom Solutions
Cable Com
Lucent Technologies
Southwestern Bell
Ecomm Systems
Carroll Systems
Anixter/NaCom
GTE
Walks Office Technology
Sabre Data
ANS Computers
Data Comm

Vendors Approved for Equipment and Supplies
August 20, 1997 August 31, 1998

 Valmac Electric
 Icon Technology
 Micro Warehouse
 Kent Data Comm

January 20, 1998


To: Vendor Addressed
From: Paul Hylander


Subject: Approved Bid Awards


Enclosed you will find copies of the approved bid awards for the following categories:

 Computers and Computer parts

 Software

 Computer Maintenance

 Printers and Scanners

You are requested to send two (2) copies of your catalog to the school districts in Region One. One copy goes to the District Business Manager and one copy goes to the Technology Coordinator. Failure to send out copies of your catalog could result in the termination of your bid award contract approved by the Region One Board of Directors on December 16, 1997.

The bid awards are in effect until December 31, 1998 and Region One ESC has the option to renew this contract for an additional year.

Please contact Paul Hylander at 956-383-5611 if you need additional information.

Multimedia Cooperative

Bid Awards

1997-1998

Computers and Computer Systems


December 31, 1997 to December 31, 1998



Generic Computers

 Insight Direct                          Compu Connect
 3820 South Harl Ave                     777 S Central Expressway Ste. 5 D
 Tempe, AZ 85282                         Richardson, TX 75080
 Phone 800-476-4888 x5151                Phone 972-680-3999
 Fax 602-333-3400                        972-680-9253

 QIV Systems                             Small Business Computer
 4242 Woodcook Suite 101                 409 E. Jackson
 San Antonio, Tx 78228                   Harlingen, TX 78550
 Phone 800-288-4126                      Phone 956-421-3279
 Fax 210-736-4054                        Fax 956-421-3177

 CRC Solutions                           Plus More
 201 North 15th                          4106 N. 22 Suite 3
 McAllen, TX 78501                       McAllen, TX 78504
 Phone 956-631-2321                      Phone 956-664-1933
 Fax 956-631-4636                        Fax 956-664-9776

 M&A Technology                          Micro Solutions
 4407 Alpha Rd                           1311 E. Hackberry
 Dallas, TX 75244                        McAllen, TX 78501
 Phone 972-490-5803                      Phone 956-682-18l9
 Fax 972-490-0616                        Fax 956-682-6560

 Computers at Sunrise Mall               Arlington Computers
 SPID #37B & H 39, TX 78412              Parts & Service
 2801 E Pioneer Parkway                  Suite 122
 Phone 512-994-8887                      Arlington, TX 76010
 Fax 512-994-8988                        Phone 817-649-1968
                                         Fax 817-649-2055

 Wholesale Computers                     NBA Computer Service
 4610 San Bernardo Ste B                 4017 Frederickburg Rd, Suite E
 Laredo, TX 78041                        San Antonio, TX 78201
 Phone 956-725-3460                      Phone 210-732-1492
 Fax 956-725-0133                        Fax 713-732-1495

 HB Distribution                         Ameritel
 9630 Clarewood Dr. Suite Bl             11120 N Stemmon's Frwy
 Houston, TX 77036                       Dallas, TX 75229
 Phone 713-776-4778                      Phone 972-484-8549
 Fax 713-776-4770                        Fax 972-484-5491

 Walks                                   Foremost Technologies
 115 Boca Chica                          PO Box 3392
 Brownsville, TX 78520                   Brownsville, TX 78532
 Phone 800-481-0151                      Phone 956-831-4444
 Fax 956-542-0803                        Fax 956-831-2257

 Corby Company                           Tangent Computer
 401 Isom Suite 500                      197 Airport
 San Antonio, TX 78216                   Burlingame, CA 94010
 Phone 210-340-2113                      Phone 800-342-9388
 Fax 210-340-1217                        Fax 650-342-9388

 Download Computer                       D D Computer Warehouse
 11321 Richmond Ave                      4642 Everhart
 Suite 106-C                             Corpus Christi, TX 78411
 Houston, TX 77082                       Phone 512-993-5895
 Phone 888-217-9121                      Fax 512-993-5897
 Fax 281-870-8355

 McCall Services                         Genesys
 800 N Shoreline                         1289 Hammerwood Ave
 Suite 1100 South                        SunnyVale, CA 94089
 Corpus Cbristi, TX 78401                Phone 408-541-1800 x 126
 Phone 512-883-2060                      Fax 408-541-1700
 Fax 512-883-0500

 CPU Data                                Cimarron
 1122 Pecan                              1830 NASA Road One
 McAllen, TX 78501                       Houston, TX 77058
 Phone 956-631-4477                      Phone 281-335 5840

 Micro World
 326 Maple Ave
 Torrance, CA 90503
 Phone 310-533-1177 x270
 Fax 310-533-0501


Gateway Computers

 Omtex                                  Gateway 2000 Major Accounts
 1221 S Main Suite 207                  610 Gateway Dr
 Boerne, TX 78006                       N. Sioux City, SD 57049
 Phone 800-482-8397                     Phone 800-779-2000
 Fax 830-249-3319                       Fax 605-232-2701

HP Computers

 Insight Direct                         MSI
 3820 South Harl                        501 Waller
 Tempe, AZ 85282                        Austin, TX 78702
 Phone 800-476-4888 x 5151              Phone 512-476-6925
 Fax 602-333-3400                       Fax 512-473-2371

 QIV Systems                            Ameritel
 4242 Woodcook Suite 101                11120 N Stemmons Frwy
 San Antonio, TX 78228                  Dallas, TX 75229
 Phone 800-288-4126                     Phone 972-484-8549
 Fax 210-736-4054                       Fax 972-484-5491

 Walks                                  CGES
 145 Boca Chica                         444 Scott Dr
 Brownsville, TX 78520                  Bloomingdale, IL 60108
 Phone 800-481-0151                     Phone 800-543-2437
 Fax 956-542-0803                       Fax 630-924-6850

 Download Computer                      D D Computer Warehouse
 1321 Richmond Ave Suite 106-C          4642 Everhart
 Houston, TX 77082                      Corpus Christi, TX 7X411
 Phone 888-217-9121                     Phone 512-993-5895
 Fax 281-870-8355                       Fax 512-993-5897

 CPU Data                               Argon Technologies
 1122 Pecan                             1531 W IH 30
 McAllen, TX 78501                      Greenville, TX 75402
 Phone 956-631-4477                     Phone 903-455-5036
 Fax 956-787-1805                       Fax 903-455-2115

 Cimarron                               Education Access
 1830 NASA Road One                     295 Santa Ana Ct
 Houston, TX 77058                      Sunnyvale, CA 94086
 Phone 281-335-5840                     Phone 800-741-8826 x 3145
 Fax 281-335-5890                       Fax 800-741-X827


Dell Computers

 QIV Systems                            Dell
 4242 Woodcook Suite 101                One Dell Way
 San Antonio, TX 78228                  Round Rock, TX 78682
 Phone 800-288-4126                     Phone 800-274-7799
 Fax 210-736-4054                       Fax 800-433-9528

 Ameritel                               Download Computer
 11120 N Stemmons Frwy                  11321 Richmond Ave
 Dallas, TX 75229                       Suite 106-C
 Phone 972-484-8549                     Houston, TX 77082
 Fax ###-##-####                        Phone 888-217-9121
                                        Fax 281-870-8355

 McCall Services
 800 N Shoreline Suite 1100 South
 Corpus Christi, TX 78401
 Phone 512-883-2060
 Fax 512-883-0500

Toshiba Computers

 Insight Direct                         MSI
 3820 South Harl Ave                    501 Waller
 Tempe, AZ 85282                        Austin, TX 78702
 Phone 800-476-4888 x 5151              Phone S12-476-6925
 Fax 602-333-3400                       Fax 512-473-2371

 Solutions Plus More                    Wholesale Computers
 4106 N 22 Suite 3                      4610 San Bernard Ste B
 McAllen, TX 78504                      Laredo, TX 78041
 Phone 956-664-1933                     Phone 956-725-3460
 Fax 956-664-9776                       Fax 956-725-0133

 Ameritel                               Download Computer
 11120 N Stemmons Frwy                  11321 Richmond Ave
 Dallas, TX 75229                       Suite 106-C
 Phone 972-484-8549                     Houston, TX 77082
 Fax 972-484-5491                       Phone 888-217-9121
                                        Fax 281-870-8355

 D D Computer Warehouse                 Cimarron
 642 Everhart                           1830 NASA Road, One
 Corpus Christie, TX 78411              Houston, TX 77058
 Phone 512-993-5895                     Phone 281-335-5890
 Fax 512-993-5897                       Fax 281-335-5890


Acer Computers

 Insight Direct                         Solutions Plus More
 3820 South Harl Ave                    4106 N. 22 Suite 3
 Tempe, AZ 85282                        McAllen, TX 78504
 Phone 800-476-4888 x 5151              Phone 956-664-1933
 Fax 602-333-3400                       Fax 956-664-9776

 Wholesale Computers                    Ameritel
 4610 San Bernardo Ste B                11120 N Stemmons Frwy
 Laredo, TX 78041                       Dallas, TX 75229
 Phone 956-725-3460                     Phone 972-484-8549
 Fax 956-725-0133                       Fax 972-484-5491

 Arsys Innotech                         Walks
 10518 Harwin Dr                        145 Boca Chica
 Houston, TX 77036                      Brownsville, TX 78520
 Phone 713-988-9988                     Phone 800-481-0151
 Fax 713-988-9989                       Fax 956-542-0803

 Foremost Technologies                  Download Computer
 P O Box 3392                           11321 Richmond Ave
 Brownsville, TX 78532                  Suite 106-C
 Phone 956-831-4444                     Houston, TX 77082
 Fax 956-831-2257                       Phone 888-217-9121
                                        Fax 281-870-8355

 D D Computer Warehouse                 CPU Data
 4642 Everhart                          1122 Pecan
 Corpus Christi, TX 78411               McAllen, TX 78501
 Phone 512-993-5895                     Phone 956-631-4477
 Fax 512-993-5897                       Fax 956-787-1805

 Cimarron                               Micro World
 1830 NASA Road One                     326 Maple Ave
 Houston, TX 77058                      Torrance, CA 90503
 Phone 281-335-5840                     Phone 310-533-1177x270
 Fax 281-335-5890                       Fax 310-533-0501

IBM Computers

 Computer City                          Insight Direct
 300 W 3rd St Suite 1500                3820 South Harl Ave
 Fort Worth, TX 76102                   Tempe, AZ 85282
 Phone 817-415-3250                     Phone 800-476-4888 x5151
 Fax 817-415-3350                       Fax 602-333-3400

 MSI Computer                           Education Solutions
 501 Waller                             11211 N Main
 Austin, TX 78702                       McAllen, TX 78501
 Phone 512-476-6925                     Phone 800-303-8689
 Fax 512-473-2371                       Fax 956-584-3961

 QIV Systems                            Computerland
 4242 Woodcook Suite 101                115 W Main
 San Antonio, TX 78228                  Uvalde, TX 78801
 Phone 800-288-4126                     Phone 803-278-6665
 Fax 210-736-4154                       Fax 830-278-1513

 Solutions Plus More                    Arsys Innotech
 4106 N.22 Suite 3                      10518 Harwin Dr
 McAllen, TX 78504                      Houston TX 77036
 Phone 956-664-1933                     Phone 713-988-9988
 Fax 956-664-9776                       Fax 713-988-9989

 CGES                                   Download Computer
 444 Scott Dr                           11321 Richmond Ave Suite 106C
 Bloomingdale, IL 60108                 Houston, TX 77082
 Phone 910-543-2437                     Phone 888-217-9121
 Fax 630-924-6850                       Fax 281-870-8355

 CPU Data                               Argon Technologies
 1172 Pecan                             1531 W IH 30
 McAllen, TX 78501                      Greenville, TX 75402
 Phone 956-631-4477                     Phone 903-455-5036
 Fax 956-787-1805                       Fax 903-455-2115

Apple Computers

 Small Business Computer                Apple Corp
 409 E. Jackson                         1846 N Shore Dr
 Harlingen, TX 78550                    Port Isabel, TX 78587
 Phone 956-421-3279                     Phone 956-943-3145
 Fax 956-421-3177                       Fax 956-943-3144

 Apple Computer
 P O Box 149116
 Austin, TX 78714
 Phone 800-800-2775
 Fax 512-919-2974


Sun Computers

 MSI                                    Sun Microsystems
 501 Waller                             6034 W Courtyard Dr Suite 200
 Austin. TX 78702                       Austin, TX 78730
 Phone 512-476-6925                     Phone 512-346-8761
 Fax 512-473-2371                       Fax 512-346-8761


Internet Devices

 Internet Products
 8947 A Complex Dr
 San Diego, CA 92123
 Phone 888-468-3742
 Fax 619-574-4111


Computer Software


December 31, 1997 to December 31, 1998

Productivity Software

 Computer City                          QIV Systems
 300 W 3rd St Suite 1500                1242 Woodcook Suite 1111
 Fort Worth, TX 76102                   San Antonio, TX 78228
 Phone 817-415-3250                     Phone 800-288-4126
 Fax 817-415-3350                       Fax 210-736-4054

 Computerland                           Dell
 115 W Main                             One Dell Way
 Uvalde, TX 78801                       Round Rock, TX 78682
 Phone 803-278-6665                     Phone 800-433-9528
 Fax 830-278-1513                       Fax 800-433-9528

 M&A Technology                         Micro Solutions
 4407 Alpha Rd                          1311 E. Hackberry
 Dallas TX 75244                        McAllen, TX 78501
 Phone 972-490-5803                     Phone 956-682-1819
 Fax 972-490-0616                       Fax 956-682-6560

 Arlington Computers                    Wholesale Computers
 Parts & Service                        4610 San Bernardo
 2801 E Pioneer Parkway                 Ste B
 Suite 122                              Laredo, TX  78041
 Arlington, TX 76010                    Phone 956-725-3460
 Phone 817-649-1968                     Fax 956-725-0133
 Fax 817-649-2055

 HB Distribution                        Ameritel
 9630 Clarewood Dr Suite B 1            11120 N Stemmons Frwy
 Houston, TX 77036                      Dallas TX 75229
 Phone 713-776-4778                     Phone 972-484-5491
 Fax 713-776-4770                       Fax 972-484-5491

 The Software Source                    Foremost Technologies
 1750 Brielle A-2                       PO Box 3392
 Ocean, NJ 07712                        Brownsville TX 78532
 Phone 732-695-2100                     Phone 956-831-4444
 Fax 732-695-1070                       Fax 956-831-2257

 Tangent Computer                       Download Computer
 Airport                                11321 Richmond Ave
 Burlingame, CA 94010                   Suite 106-C
 Phone 800-342-9388                     Houston TX 77082
 Fax 650-342-9388                       Phone 888-217-9121
                                        Fax 281-870-8355

 D D Computer Warehouse                 Cimarron
 4642 Everhart                          l830 NASA Road One
 Corpus Christi, TX 78411               Houston TX 77058
 Phone 512-993-5895                     Phone 281-335-5840
 Fax 512-993-5897                       Fax 281-335-5890

 Azarat Marketing
 2809 Bird Ave Suite 299
 Miami FL 33133
 Phone 305-285-7297
 Fax 305-285-8879

Education Software

 Computer City                          ET&T/Regency
 300 W 3rd St Suite 1500                1214 C  Stonghollow Dr
 Fort Worth, TX 76102                   Kingwood, TX 77339
 Phone 817-415-3250                     Phone 800-419-9119
 Fax 817-415-3350                       Fax 280-358-7397

 Computers at Sunrise Mall              Arlington Computers
 SPID #37B & # 39                       Parts & Service
 , TX 78412                             2801 E Pioneer Parkway
 Phone 512-994-8887                     Suite 122
 Fax 512-994-8988                       Arlington, TX 76010
                                        Phone 817-649-1968
                                        Fax 817-649-2055

 Wholesale Computers                    Educational Resources
 4610 San Bernardo Ste B                8523 Pioneer Gold
 Laredo, TX 78041                       San Antonio, TX 78249
 Phone 956-725-3460                     Phone 800-624-2926
 Fax 956-725-0133                       Fax 210-684-7670

 Ameritel                               Computer Tutor
 11120 N Stemmons Frwy                  Rt. 1 Box 31 G
 Dallas, TX 75229                       Farmersville, TX 75442
 Phone 972-484-8549                     Phone 800-472-0071
 Fax 972-484-5491                       Fax 903-776-2100

 School Visions of Texas
 704 Nightingale #8
 McAllen, TX 78504
 Phone 956-687-3210
 Fax 956-782-1019


ILS Software

 New Century                            Jostens
 220 Old New Brunswick                 7878 N 16th Suite 100
 Piscataway, NJ 08854                    Pheonix, AZ 85020
 Phone 800-833-6232                     Phone 800-422-4339
 Fax 732-981-0552                       Fax 602-230-7034

 Small Business Computer                ET&T/Regency
 409 E. Jackson                         1214C Stonghollow Dr
 Harlingen, TX 78550                    Kingwood, TX 77339
 Phone 956-421-3279                     Phone 800449-9119
 Fax 956-421-3177                       Fax 280-358-7397

 Computerland                           Tangent Computer
 115 W Main                             197 Airport
 Uvalde, TX 78801                       Burlingame, CA 94010
 Phone 803-278-6665                     Phone 800-342-9388
 Fax 830-278-1513                       Fax 650-342-9388

Computer Maintenance


December 31, 1997 to December 31. 1998



Computer Maintenance

 Computer City                          MSI
 300 W 3rd St Suite 1500                501 Waller
 Fort Worth, TX 76102                   Austin, TX 78702
 Phone 817-415-3250                     Phone 512-476-6925
 Fax 817-415-3350                       Fax 512-473-2371

 QIV Systems                            Small Business Computer
 4242 Woodcook Suite 101                409 F. Jackson
 San Antonio, TX 78228                  Harlingen, TX 78550
 Phone 800-288-4126                     Phone 956-421-3279
 Fax 210-736-4054                       Fax 956-421-3177

 CRC                                    Computerland
 201 North 15tb                         115 W Main
 McAllen, TX 78501                      Uvalde, TX 78801
 Phone 0956-631-2321                    Phone 803-278-6665
 Fax 956-631-4636                       Fax 830-278-1513

 Solutions Plus More                    M&A Technology
 4106 N. 22 Suite 3                     4407 Alpha Rd
 McAllen, TX 78504                      Dallas, TX 75244
 Phone 956-664-1933                     Phone 972-490-5803
 Fax 956-664-9776                       Fax 972-490-0616

 Micro Solutions                        Computers at Sunrise Mall
 1311 E. Hackberry                      5858
 McAllen, TX 78501                      SPID #37B & # 39, TX 78412
 Phone 956-682-1819                     Phone 512-994-8887
 Fax 956-682-6560                       Fax 512-994-8988

 Wholesale Computers                    NBA Computer Service
 4610 San Bernardo Ste B                4017 Frederickburg Rd,
 Laredo, TX 78041                       Suite E
 Phone 956-725-3460                     San Antonio, TX 78201
 Fax 956-725-0133                       Phone 210-732-1492
                                        Fax 713-732-1495

 HB Distribution                        Ready Smart Systems
 9630 Clarewood Dr Suite B 1            801 Quince, Ste 14
 Houston, TX 77036                      McAllen, TX 78501
 Phone 713-776-4778                     Phone 956-686-9518
 Fax 713-776-4770                       Fax 956-686-9518

 Foremost Technologies                  Tangent Computer
 P O Box 3392                           197 Airport
 Download Computer                      D D Computer Warehouse
 11321 Richmond Ave Suite 106           4642 Everhart
 Houston, TX 77082                      Corpus Christi, TX 78411
 Phone 888-217-9121                     Phone 512-993-5895
 Fax 281-870-8355                       Fax 512-993-5897

 Computer Command                       McCall Services
 708 E. Goodwin                         800 N Shoreline
 Victoria, TX 77901                     Suite 1100 South
 Phone 800-460-3305                     Corpus Christi, TX 78401
 Fax 512-576-4259                       Phone 512-883-2060
                                        Fax 512-883-0500

 CPU Data
 1122 Pecan
 McAllen, TX 78501
 Phone 956-631-4477
 Fax 956-787-1805

Printers and Scanners

 Insight Direct                         MSI
 3820 South Harl Ave                    501 Waller
 Tempe, AZ 85282                        Austin, TX 78702
 Phone 800-476-4888 X 5151              Phone 512-473-2371
 Fax 602-333-3400                       Fax 512-473-2371

 Compu Connect                          QIV Systems
 777 S. Central                         4242 Woodcook Suite 101
 Expressway Ste 5D                      San  Antonio, TX 78228
 Richardson, TX 75080                   Phone 800-288-4126
 Phone 972-680-3999                     Fax 210-736-4054
 Fax 972-680-9253

 Apple Corp                             CRC
 1846 N Shore Dr                        201 North 15th
 Port Isabel, TX 78587                  McAllen, TX 78501
 Phone 956-943-3145                     Phone 956-631-2321
 Fax 956-943-3144                       Fax 956-631-4636

 Computerland                           Dell
 15 W Main                              One Dell Way
 Uvalde, TX 78801                       Round Rock, TX 78682
 Phone 803-278-6665                     Phone 800-274-7799
 Fax 830-278-1513                       Fax 800-433-9528

 Solutions Plus More                    M&A Technology
 4106 N. 22 Suite 3                     4407 Alpha Rd
 McAllen, TX 78504                      Dallas, TX 75241
 Phone 956-664-1933                     Phone 972-490-5803
 Fax 956-664-9776                       Fax 972-490-0616

 Computers at Sunrise Mall              Wholesale Computers
 5858                                   4610 San Bernardo Ste 1
 SPID #37B & # 39, TX 78412             Laredo, TX 78041
 Phone 512-994-8887                     Phone 956-725-3460
 Fax 512-994-8988                       Fax 956-725-0133

 Dean Williams Business                 Educational Resources Machines
 5755 Bonhom Suite 416                  8523 Pioneer Gold
 Houston, TX 77036                      San Antonio, TX 78249
 Phone 713-266-3622                     Phone 800-624-2926

 Arsys Innotech                         Walks
 10518 Harwin Dr                        145 Boca Chica
 Houston, TX 77036                      Bronwnsville, TX; 78520
 Phone 713-988-9988                     Phone 800-481-0151
 Fax 713-988-9989                       Fax 956-542-0803

 CGES                                   Foremost Technologies
 444 Scott Dr                           PO Box 3392
 Bloomingdale, IL 60108                 Brownsville, TX 78532
 Phone 800-543-2437                     Phone 956-831-4444
 Fax 630-924-6850                       Fax 956-831-2257

 Matrix Data                            Tangent Computer
 21555 Drake                            197 Airport
 Cleveland, OH 44136                    Burlingame, CA 94010
 Phone 800-456-3325                     Phone 800-342-9388
 Fax 216-238-4546                       Fax 650-342-9388

 Apple Computer                         Download Computer
 P O Box 149116                         11321 Richmond Ave
 Austin, TX 78714                       Suite 106-C
 Phone 800-800-2775                     Houston, TX 77082
 Fax 512-919-2974                       Phone 888-217-9121
                                        Fax 281-870-8355

 Northshore Computer Plus               D D Computer Warehouse
 935 Freeport                           4642 Everhart
 Houston, TX 77015                      Corpus Christi, TX 78411
 Phone 713-450-2270                     Phone 512-993-5895
 Fax 713-450-2577                       Fax 512-993-5897

 Computer Command                       McCall Services
 708 E. Goodwin                         800 N Shoreline
 Vlctoria, TX 77901                     Suite 1100 South
 Phone 800-460-3305                     Corpus Christi, TX 78401
 Fax 512-576-4259                       Phone 512-883-2060
                                        Fax 512-883-0500

 Genesys                                CPU Data
 1289 Hammerwood Ave                    1122 Pecan
 SunnyVale, CA 94089                    McAllen, TX 78501
 Phone 408-541-1800 x 126               Phone 956-631-4477
 Fax 408-541-1700                       Fax 956-787-1805

 Cimmaron                               Education Access
 1830 NASA Road One                     295 Santa Ana Ct
 Houston, TX 77058                      Sunnyvale, CA 94086
 Phone 281-335-5840                     Phone 800-741-8826 x 3145
 Fax 281-335-5890                       Fax 800-741-8827